SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 27, 2005
SCOTIA PACIFIC COMPANY LLC
(Exact name of Registrant as Specified in its Charter)
Delaware
(State or other jurisdiction of incorporation)
333-63825
(Commission File Number)
68-0414690
(I.R.S. Employer Identification Number)

P.O. Box 712 125 Main Street, 2nd Floor Scotia, California (Address of Principal Executive Offices)	95565 (Zip Code)
Registrant’s telephone number, including area code: (707) 764-2330
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     As previously reported in Registrant’s Report on Form 8-K filed on October 19, 2005, in connection with Registrant’s previously reported negotiations regarding a potential restructuring of its Timber Collateralized Notes (“Timber Notes”) with an ad hoc committee of holders of Timber Notes (“Noteholder Committee”), on August 19, 2005, Registrant entered into a Confidentiality Agreement (“Noteholder Confidentiality Agreement”) with Bingham McCutchen LLP (“Bingham”), Houlihan Lokey Howard & Zukin Capital, Inc. (“Houlihan”), and certain members of the Noteholder Committee (“Restricted Noteholders”). The Noteholder Confidentiality Agreement contains a requirement that Registrant file with the Securities and Exchange Commission an appropriate summary of any information that is material and nonpublic under applicable securities laws (“Material Nonpublic Information”) disclosed to the Restricted Noteholders and concerning the status of negotiations, so as to release the Restricted Noteholders from any restrictions on trading the Timber Notes resulting from their possession of any such Material Nonpublic Information.
     As previously reported in Registrant’s Report on Form 8-K filed on October 19, 2005, Registrant believes that all Material Nonpublic Information previously disclosed to the Restricted Noteholders by or on behalf of Registrant and concerning the status of negotiations has been previously publicly disclosed by the Registrant and no new Material Nonpublic Information has been provided to the Restricted Noteholders since October 19, 2005. However, in order to accommodate the request of the Restricted Noteholders that Registrant publicly disclose certain information disclosed to the Restricted Noteholders, Registrant has agreed to make this filing.
     Attached hereto as Exhibit 99.1 (and incorporated herein by reference) is a summary of certain information disclosed to the Restricted Noteholders pursuant to the Confidentiality Agreement. Investors are cautioned that the information was prepared as of July-August 2005 using information available at the time and estimates and projections would differ, perhaps significantly in certain respects, if prepared with more current information, including developments disclosed in SEC Reports (as defined below). Except for historical information contained herein, the statements herein are forward-looking and involve known and unknown risks and uncertainties, which may cause Registrant’s actual results and those of its parent company, The Pacific Lumber Company (“Palco”), in future periods to differ materially from forecasted results. The factors which could cause a variance between projected and actual results include the effectiveness of management’s strategies and decisions, general economic and business conditions, developments in technology, new or modified statutory, environmental or regulatory requirements, litigation developments, and changing prices and market conditions. Registrant’s Annual Report on Form 10-K for the period ended December 31, 2004, Quarterly Report on Form 10-Q for the period ended June 30, 2005 (the “Second Quarter Form 10-Q”), and Current Reports on Form 8-K filed since the Second Quarter Form 10-Q (collectively, “SEC Reports”) identify other factors which could cause differences between such forward-looking statements and actual results. Registrant does not undertake and specifically disclaims any obligation to update or comment further on any such factors and other information disclosed herein or to announce results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
99.1 Summary of Certain Information Disclosed to Restricted Noteholders (furnished herewith).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOTIA PACIFIC COMPANY LLC
Date: October 27, 2005	By:	/s/ Bernard L. Birkel
	Name:	Bernard L. Birkel
	Title:	Secretary & Senior Assistant General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Summary of Certain Information Disclosed to Restricted Noteholders (furnished herewith)